ARTISAN FUNDS, INC.

SUPPLEMENT DATED MARCH 5, 2007

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED JANUARY 1, 2007

ARTISAN INTERNATIONAL VALUE FUND

The Investor Share class of Artisan International Value Fund will close to certain new investors at the close of business on March 30, 2007. The Investor Share class will remain open to existing investors, new 401(k) plans and their participants, and other investors who meet the eligibility requirements. The Fund’s Institutional Share class also will remain open to new investors eligible to invest in Institutional Shares. The Fund reserves the right to close the Investor Share class prior to March 30, 2007 if the Fund believes it is in the best interests of shareholders to do so.

Eligibility requirements for the Fund’s Investor Share class are described under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” beginning on page 32 of Artisan Funds’ Investor Shares prospectus.

Insert the following paragraph after the last paragraph on page 7 of Artisan Funds’ Investor Shares prospectus:

Artisan International Value Fund’s Investor Share class is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

The following sentence replaces the first sentence under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” on page 32 of Artisan Funds’ Investor Shares prospectus:

Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund and Artisan International Value Fund’s Investor Share class are closed to most new investors.

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